UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2008

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation

Effective August 14, 2008, Chesapeake Energy Corporation (the “Company”) filed a Certificate of Elimination with the Oklahoma Secretary of State retiring 788,585 shares of its 5.00% Cumulative Convertible Preferred Stock (Series 2005B), par value $0.01 per share (the “2005B Preferred Stock”).  Such shares of 2005B Preferred Stock were acquired by the Company as the result of a privately negotiated exchange of 2,244,313 shares of its common stock, par value $0.01 per share ("Common Stock"), for the 788,585 shares of 2005B Preferred Stock.  The Certificate of Elimination is attached hereto as exhibit 3.1.  The issuance of shares of Common Stock was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) under the Act.  This exemption applies to any security exchanged by an issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange.

Section 7 – Regulation FD

Item 7.01  Regulation FD Disclosure.

On August 12, 2008, the Company issued a press release announcing that it has closed the sale of its Arkoma Basin Woodford Shale assets to BP America Inc. (NYSE:BP) for approximately $1.7 billion in cash.  A copy of the press release is attached as exhibit 99.1 to this Current Report.

On August 13, 2008, the Company issued a press release announcing that it is soliciting consents from the holders of its outstanding 7.50% Senior Notes due 2013, 7.50% Senior Notes due 2014, 7.00% Senior Notes due 2014, 6.375% Senior Notes due 2015, and 6.875% Senior Notes due 2016.  A copy of the press release is attached as exhibit 99.2 to this Current Report.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Document Description

3.1	Certificate of Elimination dated August 12, 2008 – 5.0% Cumulative Convertible Preferred Stock (Series 2005B)

99.1	Chesapeake Energy Corporation press release dated August 12, 2008

99.2	Chesapeake Energy Corporation press release dated August 13, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ Jennifer M. Grigsby
Jennifer M. Grigsby
Senior Vice President, Treasurer and Corporate Secretary

Date:                      August 14, 2008

EXHIBIT INDEX

Exhibit No.	Document Description

3.1	Certificate of Elimination dated August 12, 2008 – 5.0% Cumulative Convertible Preferred Stock (Series 2005B)

99.1	Chesapeake Energy Corporation press release dated August 12, 2008

99.2	Chesapeake Energy Corporation press release dated August 13, 2008